EXHIBIT 1

JOINT FILING AGREEMENT

SPARTAN ACQUISITION CORP. II

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2021.

SPARTAN ACQUISITION SPONSOR II LLC

By:	AP Spartan Energy Holdings II, L.P.,
its sole member

	By:	Apollo ANRP Advisors III, L.P.,
its general partner

		By:	Apollo ANRP Capital Management III, LLC,
its general partner

			By:	APH Holdings, L.P.,
its sole member

				By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

					By:	/s/ Joseph D. Glatt
					Name:	Joseph D. Glatt
					Title:	Vice President

AP SPARTAN ENERGY HOLDINGS II, L.P.

By:	Apollo ANRP Advisors III, L.P.,
its general partner

	By:	Apollo ANRP Capital Management III, LLC,
its general partner

		By:	APH Holdings, L.P.,
its sole member

			By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

				By:	/s/ Joseph D. Glatt
				Name:	Joseph D. Glatt
				Title:	Vice President

APOLLO ANRP ADVISORS III, L.P.

By:	Apollo ANRP Capital Management III, LLC,
its general partner

	By:	APH Holdings, L.P.,
its sole member

		By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO ANRP CAPITAL MANAGEMENT III, LLC

By:	APH Holdings, L.P.,
its sole member

	By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APH HOLDINGS, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President